EXHIBIT 32

Certification of Periodic Financial Report by the Chief Executive Officer and

Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of World Health Energy Holdings, Inc. (the “Company”) for the for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Giora Rozensweig, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2025

By:	/s/ Giora Rosenzweig
Giora Rosenzweig
(Principal Executive Officer and Principal
Financial and Accounting Officer)